Exhibit 99.1

For Immediate Release

Contact: Caspar Tudor, Head of Investor Relations – (508) 482-3448

Waters Corporation (NYSE: WAT) Reports Third Quarter 2025 Financial Results

Highlights

•	Sales of $800 million exceeded guidance; grew 8% as reported and 8% in constant currency

•	Delivered GAAP EPS of $2.50 and non-GAAP EPS of $3.40, which reflects strong, 16% growth in Adjusted Earnings Per Share that exceeded guidance

•	Instruments grew 6% in constant currency, led by high single-digit LC & MS growth, and TA Division returning to positive growth

•	Recurring revenue grew 9% in constant currency; chemistry grew double digits, with strong uptake of new bioseparations products

•	In constant currency, Pharma grew 11%, driven by broad-based growth across all regions, including double-digit growth in the Americas

•	Raising full-year 2025 constant currency sales growth guidance and raising full-year 2025 non-GAAP EPS guidance

Third Quarter 2025

MILFORD, Mass., November 4, 2025 - Waters Corporation (NYSE: WAT), today announced its financial results for the third quarter of 2025.

Sales for the third quarter of 2025 were $800 million, an increase of 8% as reported and 8% in constant currency, compared to sales of $740 million for the third quarter of 2024.

On a GAAP basis, diluted earnings per share (EPS) for the third quarter of 2025 were $2.50, compared to $2.71 for the third quarter of 2024. Non-GAAP EPS for the third quarter of 2025 grew 16% to $3.40, compared to $2.93 for the third quarter of 2024.

“Our team yet again delivered outstanding results, driven by strong execution and our differentiated product portfolio. Pharma grew double digits as the instrument replacement cycle entered its second year, and new LC-MS and chemistry products captured opportunities from the growing share of biologics and novel modalities in the pharma pipeline,” said Dr. Udit Batra, President & CEO of Waters Corporation.

Dr. Batra continued, “Our chemistry portfolio continues to set the standard in the industry, with excellent customer reception of our new Affinity bioseparation columns. In bioanalytical characterization, we have worked closely with customers to develop the Xevo™ Charge Detection Mass Spectrometer, which uses up to 100-fold less sample volume than current techniques and delivers results in under 10 minutes.”

“We will uphold the same high standards of innovation, operational excellence, and execution in BD’s Biosciences & Diagnostic Solutions business as we accelerate our long-term growth strategy. Integration planning is progressing as expected, and we remain highly confident in the achievability of the significant cost and revenue synergies we have identified.”

A description and reconciliation of GAAP to non-GAAP results appear in the tables below and can be found on the Company’s website www.waters.com in the Investor Relations section.

Full-Year and Fourth Quarter 2025 Financial Guidance

Full-Year 2025 Financial Guidance

The Company is raising its full-year 2025 constant currency sales growth guidance to the range of +6.7% to +7.3%. Net of currency translation, the Company is raising its full-year 2025 reported sales growth to the range of +6.5% to +7.1%.

The Company is raising its full-year 2025 non-GAAP EPS guidance to the range of $13.05 to $13.15. This reflects year-over-year growth of approximately +10% to +11% and +11% to +12% on a constant currency basis.

Fourth Quarter 2025 Financial Guidance

The Company expects fourth quarter 2025 constant currency sales growth in the range of +5.0% to +7.0%. Net of currency translation, fourth quarter 2025 reported sales growth is expected in the range of +5.2% to +7.2%.

The Company expects fourth quarter 2025 non-GAAP EPS to be in the range of $4.45 to $4.55, which reflects year-over-year growth of approximately +9% to +11%.

Please refer to the tables below for a reconciliation of the projected GAAP to non-GAAP financial outlook for the full-year and fourth quarter.

Conference Call Details

Waters Corporation will webcast its third quarter 2025 financial results conference call today, November 4, 2025, at 8:00 a.m. Eastern Time. To listen to the call and see the accompanying slide presentation, please visit www.waters.com, select “Investor Relations” under the “About Waters” section, navigate to “Events & Presentations,” and click on the “Webcast.” A replay will be available through at least December 2, 2025.

About Waters Corporation

Waters Corporation (NYSE:WAT) is a global leader in analytical instruments, separations technologies, and software, serving the life, materials, food, and environmental sciences for over 65 years. Our Company helps ensure the efficacy of medicines, the safety of food and the purity of water, and the quality and sustainability of products used every day. In over 100 countries, our 7,600+ passionate employees collaborate with customers in laboratories, manufacturing sites, and hospitals to accelerate the benefits of pioneering science.

Additional Information and Where to Find It

This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, Augusta SpinCo Corporation (“SpinCo”) and Becton, Dickinson and Company (“BD”), the parties intend to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including, among other filings, a registration statement on Form S-4 to be filed by Waters (the “Form S-4”) that will include a preliminary proxy statement/prospectus of Waters and a definitive proxy statement/prospectus of Waters, the latter of which will be mailed to stockholders of Waters, and a registration statement on Form 10 to be filed by SpinCo that will incorporate by reference certain portions of the Form S-4 and will serve as an information statement/prospectus in connection with the spin-off of SpinCo from BD. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and the proxy statement/prospectus (when available) and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Participants in the Solicitation

Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on Form 10-K for the year ended September 30, 2024, which was filed with the SEC on November 27, 2024, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on December 19, 2024. To the extent holdings of BD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above.

Non-GAAP Financial Measures

This release contains financial measures, such as constant currency growth rates, adjusted earnings per diluted share and free cash flow, among others, which are considered “non-GAAP” financial measures under applicable U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this release adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Definitions of the non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures are included in the tables accompanying this release.

Cautionary Statement

This release contains “forward-looking” statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words “feels”, “believes”, “anticipates”, “plans”, “expects”, “intends”, “suggests”, “appears”, “estimates”, “projects” and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements. Our actual future results may differ significantly from the results discussed in the forward-looking statements within this release for a variety of reasons, including and without limitation, risks or uncertainties related to expectations regarding our strategy, our future financial and operational performance, future economic and market conditions, including our expectations about the growth rates of certain markets, our strategic initiatives, including our instrument replacement initiatives, respond and adapt to changing global dynamics, including the potential impacts of tariffs and supply chain challenges, the potential impacts of the U.S. government shutdown that began in

October 2025, our ability to retain and attract customers in various geographies and market segments, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Furthermore, important factors related to the proposed transaction between Waters, BD and SpinCo could cause actual results to differ materially from those currently anticipated, including that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Waters may not be obtained, the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, or at all, unexpected costs, charges or expenses resulting from the proposed transaction, uncertainty of the expected financial performance of the combined company following completion of the proposed transaction, failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all, the ability of the combined company to implement its business strategy, difficulties and delays in the combined company achieving revenue and cost synergies, inability of the combined company to retain and hire key personnel, the occurrence of any event that could give rise to termination of the proposed transaction, the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, evolving legal, regulatory and tax regimes, changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs, actions by third parties, including government agencies, the risk that the anticipated tax treatment of the proposed transaction is not obtained, the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD, risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and other risk factors detailed from time to time in Waters’ reports filed with the SEC. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (“SEC”), which discussions are incorporated by reference in this release, as updated by the Company’s future filings with the SEC. The forward-looking statements included in this release represent the Company’s estimates or views as of the date of this release and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release. Except as required by law, the Company does not assume any obligation to update any forward-looking statements.

Waters Corporation and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Net sales	$799,887	$740,305	$2,232,924	$2,085,673
Costs and operating expenses:
Cost of sales	327,806	301,655	925,958	851,685
Selling and administrative expenses	214,229	169,097	590,367	516,880
Research and development expenses	53,643	45,336	148,813	136,113
Purchased intangibles amortization	12,095	11,759	35,714	35,337
Litigation provision	—	1,326	—	11,568

Operating income	192,114	211,132	532,072	534,090
Other (expense) income, net	(70)	(338)	778	1,619
Interest expense, net	(21,925)	(17,177)	(42,153)	(57,824)

Income from operations before income taxes	170,119	193,617	490,697	477,885
Provision for income taxes	21,196	32,114	73,282	71,449

Net income	$148,923	$161,503	$417,415	$406,436
Net income per basic common share	$2.50	$2.72	$7.02	$6.85
Weighted-average number of basic common shares	59,528	59,367	59,496	59,314
Net income per diluted common share	$2.50	$2.71	$7.00	$6.83
Weighted-average number of diluted common shares and equivalents	59,622	59,504	59,656	59,471

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segments, Products & Services, Geography and Markets

Three Months Ended September 27, 2025 and September 28, 2024

(In thousands)

	Three Months Ended		Percent Change	Impact of Currency	Constant Currency Growth Rate (a)
	September 27, 2025	September 28, 2024
NET SALES - OPERATING SEGMENTS
Waters	$713,375	$655,652	9%	0%	9%
TA	86,512	84,653	2%	1%	2%

Total	$799,887	$740,305	8%	0%	8%

NET SALES - PRODUCTS & SERVICES
Instruments	$341,484	$323,076	6%	0%	6%
Service	299,923	278,294	8%	1%	7%
Chemistry	158,480	138,935	14%	1%	13%

Total Recurring	458,403	417,229	10%	1%	9%

Total	$799,887	$740,305	8%	0%	8%

NET SALES - GEOGRAPHY
Asia	$269,714	$251,329	7%	(5%)	13%
Americas	292,812	279,136	5%	0%	5%
Europe	237,361	209,840	13%	8%	5%

Total	$799,887	$740,305	8%	0%	8%

NET SALES - MARKETS
Pharmaceutical	$479,776	$430,138	12%	1%	11%
Industrial	235,669	227,740	3%	(1%)	4%
Academic & Government	84,442	82,427	2%	1%	1%

Total	$799,887	$740,305	8%	0%	8%

(a)

The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, excluding the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segments, Products & Services, Geography and Markets

Nine Months Ended September 27, 2025 and September 28, 2024

(In thousands)

			Percent Change	Impact of Currency	Constant Currency Growth Rate (a)
	Nine Months Ended
	September 27, 2025	September 28, 2024
NET SALES - OPERATING SEGMENTS
Waters	$1,989,509	$1,840,112	8%	0%	9%
TA	243,415	245,561	(1%)	1%	(1%)

Total	$2,232,924	$2,085,673	7%	0%	7%

NET SALES - PRODUCTS & SERVICES
Instruments	$912,792	$859,079	6%	0%	7%
Service	859,030	812,367	6%	(1%)	6%
Chemistry	461,102	414,227	11%	0%	11%

Total Recurring	1,320,132	1,226,594	8%	0%	8%

Total	$2,232,924	$2,085,673	7%	0%	7%

NET SALES - GEOGRAPHY
Asia	$756,430	$696,319	9%	(5%)	13%
Americas	829,089	794,775	4%	0%	5%
Europe	647,405	594,579	9%	4%	5%

Total	$2,232,924	$2,085,673	7%	0%	7%

NET SALES - MARKETS
Pharmaceutical	$1,332,795	$1,220,092	9%	(1%)	10%
Industrial	676,689	644,459	5%	0%	5%
Academic & Government	223,440	221,122	1%	1%	0%

Total	$2,232,924	$2,085,673	7%	0%	7%

(a)

The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, excluding the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP Financials

Three and Nine Months Ended September 27, 2025 and September 28, 2024

(In thousands, except per share data)

	Selling & Administrative Expenses(a)	Research & Development Expenses	Operating Income	Operating Income Percentage	Interest Expense, Net	Income from Operations before Income Taxes	Provision for Income Taxes	Net Income	Diluted Earnings per Share
Three Months Ended September 27, 2025
GAAP	$226,324	$53,643	$192,114	24.0%	$(21,925)	$170,119	$21,196	$148,923	$2.50
Adjustments:
Purchased intangibles amortization (b)	(12,095)	—	12,095	1.5%	—	12,095	2,894	9,201	0.15
Restructuring costs and certain other items (c)	(1,279)	—	1,279	0.2%	—	1,279	288	991	0.02
ERP implementation and transformation costs (d)	(6,434)	—	6,434	0.8%	—	6,434	1,544	4,890	0.08
Acquisition related costs (e)	(26,809)	(3,735)	30,544	3.8%	—	30,544	2,338	28,206	0.47
Financing Costs (h)	—	—	—	—	14,060	14,060	3,374	10,686	0.18

Adjusted Non-GAAP	$179,707	$49,908	$242,466	30.3%	$(7,865)	$234,531	$31,634	$202,897	$3.40

Three Months Ended September 28, 2024
GAAP	$182,182	$45,336	$211,132	28.5%	$(17,177)	$193,617	$32,114	$161,503	$2.71
Adjustments:
Purchased intangibles amortization (b)	(11,759)	—	11,759	1.6%	—	11,759	2,814	8,945	0.15
Restructuring costs and certain other items (c)	(1,194)	—	1,194	0.2%	—	1,194	282	912	0.02
Litigation provision (f)	(1,326)	—	1,326	0.2%	—	1,326	318	1,008	0.02
Retention bonus obligation (g)	(1,909)	(636)	2,545	0.3%	—	2,545	611	1,934	0.03

Adjusted Non-GAAP	$165,994	$44,700	$227,956	30.8%	$(17,177)	$210,441	$36,139	$174,302	$2.93

Nine Months Ended September 27, 2025
GAAP	$626,081	$148,813	$532,072	23.8%	$(42,153)	$490,697	$73,282	$417,415	$7.00
Adjustments:
Purchased intangibles amortization (b)	(35,714)	—	35,714	1.6%	—	35,714	8,546	27,168	0.46
Restructuring costs and certain other items (c)	(5,746)	—	5,746	0.3%	—	5,746	1,344	4,402	0.07
ERP implementation and transformation costs (d)	(13,811)	—	13,811	0.6%	—	13,811	3,315	10,496	0.18
Acquisition related costs (e)	(41,093)	(3,735)	44,828	2.0%	—	44,828	4,729	40,099	0.67
Retention bonus obligation (g)	(2,864)	(954)	3,818	0.2%	—	3,818	916	2,902	0.05
Financing Costs (h)	—	—	—	—	14,060	14,060	3,374	10,686	0.18

Adjusted Non-GAAP	$526,853	$144,124	$635,989	28.5%	$(28,093)	$608,674	$95,506	$513,168	$8.60

Nine Months Ended September 28, 2024
GAAP	$563,785	$136,113	$534,090	25.6%	$(57,824)	$477,885	$71,449	$406,436	$6.83
Adjustments:
Purchased intangibles amortization (b)	(35,337)	—	35,337	1.7%	—	35,337	8,456	26,881	0.45
Restructuring costs and certain other items (c)	(10,680)	—	10,680	0.5%	—	10,680	2,617	8,063	0.14
Litigation provision and settlement (f)	(11,568)	—	11,568	0.6%	—	11,568	2,776	8,792	0.15
Retention bonus obligation (g)	(11,451)	(3,817)	15,268	0.7%	—	15,268	3,664	11,604	0.20

Adjusted Non-GAAP	$494,749	$132,296	$606,943	29.1%	$(57,824)	$550,738	$88,962	$461,776	$7.76

(a)	Selling & administrative expenses include purchased intangibles amortization and litigation provisions and settlements.
(b)

The purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how management evaluates the performance of its core business against historical operating results and the operating results of competitors over periods of time.

(c)

Restructuring costs and certain other items were excluded as the Company believes that the cost to consolidate operations, reduce overhead, and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company.

(d)

ERP implementation and transformation costs represent costs related to the Company’s initiative to transition from its legacy enterprise resource planning (ERP) system to a new global ERP solution with a cloud-based infrastructure. These costs, which do not represent normal or future ongoing business expenses, are one-time, non-recurring costs related to the establishment of our new global ERP solution that were determined to be non-capitalizable in accordance with accounting standards.

(e)

Acquisition related costs include all incremental costs incurred to effect the business combination, such as advisory, legal, accounting, tax, valuation, other professional fees, and integration costs. The Company believes that these costs are not normal and do not represent future ongoing business expenses.

(f)	Litigation provisions and settlement gains were excluded as these items are isolated, unpredictable and not expected to recur regularly.
(g)

In connection with the Wyatt acquisition, the Company recognized a two-year retention bonus obligation that is contingent upon the employee’s providing future service and continued employment with Waters. The Company believes that these costs are not normal and do not represent future ongoing business expenses.

(h)

Financing costs relate to certain financing fees incurred by the Company to secure access to certain debt facilities in connection with the agreement Waters entered into to acquire the Biosciences and Diagnostics Solutions business of Becton, Dickinson & Company. The Company believes that these costs are not normal and do not represent future ongoing business expenses.

Waters Corporation and Subsidiaries

Preliminary Condensed Unclassified Consolidated Balance Sheets

(In thousands and unaudited)

	September 27, 2025	December 31, 2024
Cash and cash equivalents	$459,118	$325,355
Accounts receivable	748,519	733,365
Inventories	572,941	477,261
Property, plant and equipment, net	636,964	651,200
Intangible assets, net	570,773	567,906
Goodwill	1,338,358	1,295,720
Other assets	535,891	502,988

Total assets	$4,862,564	$4,553,795

Notes payable and debt	$1,407,206	$1,626,488
Other liabilities	1,124,665	1,098,800

Total liabilities	2,531,871	2,725,288

Total stockholders’ equity	2,330,693	1,828,507

Total liabilities and stockholders’ equity	$4,862,564	$4,553,795

Waters Corporation and Subsidiaries

Preliminary Condensed Consolidated Statements of Cash Flows

Three and Nine Months Ended September 27, 2025 and September 28, 2024

(In thousands and unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
Cash flows from operating activities:
Net income	$148,923	$161,503	$417,415	$406,436
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	13,650	10,647	39,625	32,993
Depreciation and amortization	52,678	47,507	153,696	143,250
Change in operating assets and liabilities and other, net	(27,943)	(15,077)	(122,734)	(60,695)

Net cash provided by operating activities	187,308	204,580	488,002	521,984
Cash flows from investing activities:
Additions to property, plant, equipment and software capitalization	(25,436)	(25,618)	(73,772)	(90,377)
Business acquisitions, net of cash acquired	(84)	—	(35,053)	—
Investments in unaffiliated companies	—	(425)	(1,295)	(1,489)
Net change in investments	—	(8)	—	(44)

Net cash used in investing activities	(25,520)	(26,051)	(110,120)	(91,910)
Cash flows from financing activities:
Net change in debt	(68,480)	(180,000)	(242,986)	(530,000)
Proceeds from stock plans	2,883	3,237	15,621	25,073
Purchases of treasury shares	(214)	(141)	(14,523)	(13,475)
Other cash flow from financing activities, net	(455)	20	1,347	15,305

Net cash used in financing activities	(66,266)	(176,884)	(240,541)	(503,097)
Effect of exchange rate changes on cash and cash equivalents	(3,619)	2,442	(3,578)	8,461

Increase (decrease) in cash and cash equivalents	91,903	4,087	133,763	(64,562)
Cash and cash equivalents at beginning of period	367,215	326,427	325,355	395,076

Cash and cash equivalents at end of period	$459,118	$330,514	$459,118	$330,514

Reconciliation of GAAP Cash Flows from Operating Activities to Free Cash Flow (a)
Net cash provided by operating activities - GAAP	$187,308	$204,580	$488,002	$521,984
Adjustments:
Additions to property, plant, equipment and software capitalization	(25,436)	(25,618)	(73,772)	(90,377)
Tax reform payments	—	—	120,006	95,645
Litigation settlements (received) paid, net	(2,250)	—	(2,250)	9,250
Payment of Wyatt retention bonus obligation (b)	—	—	20,127	19,770

Free Cash Flow - Adjusted Non-GAAP	$159,622	$178,962	$552,113	$556,272

(a)

The Company defines free cash flow as net cash flow from operations accounted for under GAAP less capital expenditures and software capitalizations plus or minus any unusual and non recurring items. Free cash flow is not a GAAP measurement and may not be comparable to free cash flow reported by other companies.

(b)

During the nine months ended September 27, 2025 and September 28, 2024, the Company made retention payments under the Wyatt retention bonus program. The Company believes that these payments are not normal and do not represent future ongoing business expenses.

Waters Corporation and Subsidiaries

Reconciliation of Projected GAAP to Adjusted Non-GAAP Financial Outlook

	Twelve Months Ended December 31, 2025			Three Months Ended December 31, 2025
	Range			Range
Projected Sales
Constant currency sales growth rate (a)	6.7%	—	7.3%	5.0%	—	7.0%
Currency translation impact	(0.2%)	—	(0.2%)	0.2%	—	0.2%

Sales growth rate as reported	6.5%	—	7.1%	5.2%	—	7.2%

	Range			Range
Projected Earnings Per Diluted Share
GAAP earnings per diluted share	$11.10	—	$11.20	$4.10	—	$4.20
Adjustments:
Purchased intangibles amortization	$0.60	—	$0.60	$0.15	—	$0.15
Restructuring costs and certain other items	$0.08	—	$0.08	$0.01	—	$0.01
ERP implementation and transformation costs	$0.25	—	$0.25	$0.07	—	$0.07
Acquisition related costs	$0.78	—	$0.78	$0.11	—	$0.11
Retention bonus obligation	$0.05	—	$0.05	$—	—	$—
Financing Costs	$0.19	—	$0.19	$0.01	—	$0.01

Adjusted non-GAAP earnings per diluted share	$13.05	—	$13.15	$4.45	—	$4.55

(a)

Constant currency growth rates are a non-GAAP financial measure that measures the change in net sales between current and prior year periods, excluding the impact of foreign currency exchange rates during the current period. These amounts are estimated at the current foreign currency exchange rates and based on the forecasted geographical sales in local currency, as well as an assessment of market conditions as of today, and may differ significantly from actual results.

These forward-looking adjustment estimates do not reflect future gains and charges that are inherently difficult to predict and estimate due to their unknown timing, effect and/or significance.